UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2016

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 22, 2016, Scintilla Pharmaceuticals, Inc. (“Scintilla”), a subsidiary of Sorrento Therapeutics, Inc. (“Sorrento”), commenced an equity financing process (the “Proposed Financing”). A presentation regarding Scintilla has been posted under the “Investors” section of Sorrento’s website at www.sorrentotherapeutics.com and is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

This Current Report on Form 8-K, including Exhibit 99.1 hereto, is neither an offer to sell any securities, nor a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any sales of securities in the Proposed Financing will be made solely to “accredited investors,” as defined under Regulation D under the Securities Act (“Regulation D”), pursuant to the exemptions from registration provided by Rule 506(c) of Regulation D.

Safe Harbor for Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto, other than statements of historical fact, including statements about management’s beliefs and expectations regarding the Proposed Financing and Scintilla’s prospects and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “target,” “should,” “may,” “will” and similar expressions and their negative forms are intended to identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include, without limitation, Scintilla’s ability to complete its proposed acquisition of Semnur Pharmaceuticals, Inc. and to integrate Semnur Pharmaceuticals, Inc.; developments regarding Scintilla’s research and development efforts and clinical trials; regulatory reviews and approvals; and Scintilla’s ability to hire and retain key employees.

These and other risks and uncertainties are discussed in more detail in Sorrento’s filings with the Securities and Exchange Commission (the “SEC”), including Sorrento’s most recent Annual Report on Form 10-K, most recent Quarterly Reports on Form 10-Q and recent Current Reports on Form 8-K. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to Sorrento or Scintilla or persons acting on behalf of either Sorrento or Scintilla are expressly qualified in their entirety by the cautionary statements and risk factors contained or referenced in this Current Report on Form 8-K and Sorrento’s filings with the SEC. Except as required under the federal securities laws or the rules and regulations of the SEC, neither Sorrento nor Scintilla undertakes any obligation to update or review any forward-looking statement or information, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Scintilla Pharmaceuticals, Inc. Slides, dated September 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2016

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji, Ph.D.
Name:	Henry Ji, Ph.D.
Title:	President and Chief Executive Officer